Exhibit 10.2
ASSIGNMENT & SECURITY AGREEMENT
(Ownership Interests)(in Alpha & Panzica Oil & Gas Wells)
THIS ASSIGNMENT & SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is executed and delivered at Cleveland, Ohio effective as of June 18, 2010, by JOHN D. OIL AND GAS COMPANY, a Maryland corporation, and GREAT PLAINS EXPLORATION CO., LLC, an Ohio limited liability company (collectively, the “Pledgor”), to RBS CITIZENS, N.A., dba Charter One (“Lender”).
INTRODUCTION:
A. John D. Oil And Gas Company, a Maryland corporation (“John D. Oil”) is a party with Lender to that certain First Amended and Restated Loan and Security Agreement dated as of March 28, 2008.
B. Great Plains Exploration Company, LLC, an Ohio limited liability company (“GPE”) is a party with Lender to that certain Loan and Security Agreement dated August 2, 2007.
C. John D. Oil, and GPE are sometimes referred to collectively as the “Borrowers”.
D. Borrowers and Lender are parties to the Forbearance Agreement dated as of even date hereof (as the same may from time to time be amended, restated or otherwise modified, the “Forbearance Agreement”) that sets forth, among other things, the terms and conditions of Lender’s commitments to forbear pursuant to the terms and conditions of the Forbearance Agreement; and
E. It is a condition precedent to the Lender entering into the Forbearance Agreement that, among other things, Pledgor shall have executed and delivered to Lender this Agreement.
THEREFORE, in consideration of the premises, to induce Lender to enter into the Forbearance Agreement, and in consideration of the foregoing recitals (incorporated herein by reference) and for other valuable considerations hereby acknowledged as having been received, Pledgor hereby agrees, represents, and warrants as follows:
1. Definitions. As used herein:
1.1. “Collateral” means all of the ownership interests or other economic or equity interests owned by Pledgor in the Alpha and Panzica Oil and Gas Wells as more fully described on Exhibit A attached hereto, all additional ownership or economic interests or other equity interest of Borrowers from time to time acquired by Pledgor by reason of dividends, distributions and similar transactions with respect to the Collateral, and all proceeds, income, fees, profits, surplus, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed (collectively, “Distributions”) in respect of or in exchange for any or all of such ownership interests.

1.2. “Debt” shall mean all obligations, liabilities and indebtedness of Borrowers to Lender described in and pursuant to the Forbearance Agreement, including but not limited to, the Judgment.
1.3 Capitalized terms used herein without definition have the meanings ascribed to such terms in the Forbearance Agreement.
Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that Pledgor may from time to time hereafter deliver additional securities to Lender as collateral security for its and Borrowers’ obligations under the Forbearance Agreement. Upon delivery to Lender, such additional shares of securities shall be deemed to be part of the Collateral and shall be subject to the terms of this Agreement whether or not Exhibit A is amended to refer to such additional shares.
2. Security Interest. Pledgor hereby grants to Lender a security interest in the Collateral as security for the Debt. Pledgor has executed appropriate transfer powers in the form attached hereto as Exhibit B with respect to the Collateral. Pledgor authorizes Lender at any time upon the occurrence of a Termination Event under the Forbearance Agreement resulting from the failure to pay the Debt or any part thereof when due, to transfer the Collateral owned by Pledgor into the name of Lender or Lender’s nominee, but Lender shall be under no duty to do so. Notwithstanding any provision or inference herein or elsewhere to the contrary, Lender shall have no right to receive Distributions at any time unless and until there shall have occurred a Termination Event under the Forbearance Agreement which is not remedied within any period of grace provided under the Forbearance Agreement, if any.
3. Pledgor’s Representations and Warranties. Pledgor represents and warrants to Lender as follows:
3.1. Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Collateral, and the Collateral is not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant, or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Collateral, except the lien created hereunder and the security interest created by this Agreement or otherwise securing only Lender.
3.2. All of the Collateral has been duly authorized and validly issued, and is fully paid and non-assessable.
3.3. Pledgor has full power, authority and legal right to pledge all of the Collateral owned by Pledgor pursuant to the terms of this Agreement.
3.4. No consent, license, permit, approval or authorization, filing or declaration with any governmental authority, domestic or foreign, and no consent of any other party, is required to be obtained by Pledgor in connection with the pledge of the Collateral hereunder, which has not been obtained or made, and is not in full force and effect.
3.5. The security interest in the Collateral hereunder creates a valid first lien on, and a first perfected security interest in, the Collateral and/or the proceeds thereof.

3.6 Pledgor fully anticipates that the Debt will be repaid without the necessity of selling the Collateral.
3.7. Pledgor has received consideration which is the reasonable equivalent value of the obligations and liabilities that Pledgor has incurred to Lender.
4. Failure to Pay Debt. If the Debt or any part thereof shall not be paid in full promptly when due and payable pursuant to the terms of the Forbearance Agreement. Lender, in its discretion may, upon such terms and in such manner as Lender shall deem advisable, sell, assign, transfer and deliver the Collateral, or any part thereof, and in each case Lender shall apply the net proceeds of the sale thereof to the Debt whether or not due, by such allocation as to item and maturity as Lender in their discretion may deem advisable. No prior notice need be given to Pledgor or anyone else in the case of any sale of Collateral which Lender in good faith determines is customarily sold at any securities exchange or in the over-the-counter market or in any other recognized market; but in any other case Lender shall give Pledgor not fewer than ten days’ prior notice of either the date after which any intended private sale may be made or the time and place of any intended public sale. Pledgor waives advertisement of sale and, except to the extent required by the preceding sentence, waive notice of any kind in respect of any sale. At any public sale, Lender may purchase the Collateral or any part thereof free from any right of redemption, which rights are hereby waived and released. Any notice to Pledgor shall be sufficiently given for all purposes when sent by registered or certified mail to the address hereinafter set forth (or, in Lender’s discretion to any address of Pledgor contained in Lender’s records) whether or not such notice is actually received, but no other method of giving notice is hereby precluded.
5. Term of Security Agreement. Irrespective of any action, omission or course of dealing whatever by Lender, but subject to the terms of the Forbearance Agreement, this Agreement shall remain in full force and effect until the Debt shall have been paid in full. Without limiting the generality of the foregoing, Pledgor (a) agrees that Lender shall have no duty to make any presentment or collection or to preserve any right of any kind, with reference to the Collateral, and (b) agrees that Lender shall at all times have the right to grant any indulgence to Borrowers and to deal in any other manner with Borrowers, including the granting of any extension, renewal or increase of the Debt or any part thereof, the increase or decrease of any rate of interest, the forbearance from exercising any right, power, or privilege, including any right to demand security, the release of, or forbearance from proceeding against, any security or any obligor, the effecting of any other release, compromise or settlement, the substitution of security (even if of a different character or value), and (c) waives notice of the creation of any Debt, of any default under any note or other instrument evidencing the Debt or any part thereof, of any act, omission, or course of dealing by Lender, and any other notice to which Pledgor might be entitled to but for the within waiver, and (d) acknowledges and agrees that the termination or dissolution of Borrowers shall not affect the rights of Lender under this Agreement and that this Agreement, notwithstanding such event, shall remain in full force and effect until the Debt shall have been paid in full. Upon the payment in full of the outstanding Debt, Lender shall release its security interest in the Collateral and terminate all prior UUC filings.

6. Additional Covenants of Pledgor.
6.1. Pledgor covenants and agrees to defend the right, title and security interest of Lender in and to the Collateral and the proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all persons, so long as this Agreement shall remain in effect.
6.2. Pledgor covenants and agrees not to sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and any security agreement securing only Lender.
6.3. Pledgor covenants and agrees (a) to cooperate, in good faith, with Lender and to do or cause to be done all such other acts as may be necessary to enforce Lender’s rights under this Agreement, (b) not to take any action, or to fail to take any action which would be adverse to Lender’s interest in the Collateral and hereunder, and (c) to make any sale or sales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales at Pledgor’s expense.
7. Attorney-in-Fact. Pledgor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Pledgor’s true and lawful attorney-in-fact, with the power upon the occurrence and continuance of a Termination Event under the Forbearance Agreement to endorse Pledgor’s name on all applications, documents, papers and instruments necessary for Lender to take actions with respect to the Collateral, including, without limitation, actions necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone else. Pledgor ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.
8. Costs and Expenses. If Pledgor fails to comply with any of its obligations hereunder, Lender may do so in Pledgor’s name or in Lender’s name, but at Pledgor’s expense, and Pledgor hereby agrees to reimburse Lender in full for all expenses, including reasonable attorney’s fees, incurred by Lender in protecting, defending and maintaining the Collateral. Without limiting the foregoing, any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorney’s fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor on demand by Lender.

9. Interpretation. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that Lender may have acquired by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by Lender either independently or concurrently with other rights, powers and privileges and as often and in such order as Lender may deem expedient. No waiver or consent granted by Lender in respect of this Agreement shall be binding upon Lender unless specifically granted in writing, which writing shall be strictly construed.
10. Assignment and Successors. This Agreement shall not be assigned by Pledgor without the prior written consent of Lender. Any assignment of this Agreement by Pledgor not consented to by Lender shall be null and void. This Agreement shall bind and benefit the successors and assigns of Pledgor and Lender.
11. Governing Law. The provisions of this Agreement, and the respective rights and duties of Pledgor and Lender hereunder, shall be governed by the laws of the State of Ohio, without regard to principles of conflict of laws.
12. Severability. If at any time one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Remainder of Page Intentionally Left Blank.]

13. WAIVER. PLEDGOR WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER AND PLEDGOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTES OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTES OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED AND DELIVERED BY PLEDGOR TO LENDER.
Executed and delivered at Cleveland, Ohio, as of the 18th day of June, 2010.

Address:		JOHN D. OIL AND GAS COMPANY

	Attn:	By:	/s/ Gregory J. Osborne

Print Name: Gregory J. Osborne
Print Title: President

Address:		GREAT PLAINS EXPLORATION CO., LLC

		By:	/s/ Richard M. Osborne

Richard M. Osborne, Managing Member
[Signature Page to                                          Pledge Agreement]

EXHIBIT A
Collateral
1)
John D. Oil and Gas Company owns a 50% ownership interest in Lucky Brothers, LLC, an Ohio limited liability company (“Lucky”) which is the owner of the Alpha Well. The Collateral shall be deemed to include all distributions, cash available for distribution, profits and proceeds from Lucky. Upon an event of default pursuant to the Forbearance Agreement, Lender may give written notice to Lucky and the other members of Lucky of such default and instruct Lucky to deliver all distributions, cash available for distribution, profits and proceeds from John D. Oil’s membership interests in Lucky to Lender. The Collateral shall be deemed to include any other interest that John D. Oil has in the Alpha Well.

2)
Great Plains Exploration Co., LLC owns a 30% ownership interest in PCO-Mayfield, Ltd., an Ohio limited liability company (“Mayfield”) which is the owner of the Panzica Well. The Collateral shall be deemed to include all distributions, cash available for distribution, profits and proceeds from Mayfield. Upon an event of default pursuant to the Forbearance Agreement, Lender may give written notice to Mayfield and the other members of Mayfield of such default and instruct Mayfield to deliver all distributions, cash available for distribution, profits and proceeds from John D. Oil’s membership interests in Mayfield to Lender. The Collateral shall be deemed to include any other interest that Great Plains Exploration Co., LLC has in the Panzica Well.

EXHIBIT B
IRREVOCABLE POWER TO TRANSFER SECURITY
FOR VALUE RECEIVED, the undersigned, John D. Oil and Gas Company does hereby sell, assign and transfer unto RBS Citizens, N.A. dba Charter One all ownership or economic interests it has in the Alpha Oil and Gas Well (collectively the “Company”), standing in the name of the undersigned on the books of the Company and does hereby irrevocably constitute and appoint                                                              attorney to transfer said interest(s) on the books of the Company with full power of substitution in the premises.

Dated:	JOHN D. OIL AND GAS COMPANY
By:
		Print Name:	Gregory J. Osborne
		Print Title:	President

EXHIBIT B
IRREVOCABLE POWER TO TRANSFER SECURITY
FOR VALUE RECEIVED, the undersigned, Great Plains Exploration Co., LLC does hereby sell, assign and transfer unto RBS Citizens, N.A. dba Charter One all ownership or economic interests it has in the Panzica Oil and Gas Well (collectively the “Company”), standing in the name of the undersigned on the books of the Company and does hereby irrevocably constitute and appoint                                                              attorney to transfer said interest(s) on the books of the Company with full power of substitution in the premises.

Dated:	GREAT PLAINS EXPLORATION CO., LLC
By:
Richard M. Osborne, Managing Member